EXHIBIT 10.48

AMENDMENT AND JOINDER, dated as
of April 6, 2005 (this “Amendment and
Joinder”), to the Amended and Restated
Registration Rights Agreement dated
December 16, 2002 (the “Agreement”).
among GREENFIELD ONLINE, INC., a
Delaware corporation (the “Company”), and
the Shareholders listed therein.

RECITALS

          In connection with the Purchase by the Company of all, or substantially all of the outstanding shares of Ciao AG (“Ciao” and “Ciao Shares”), from the shareholders listed on the signature pages thereto (the Ciao Shareholders”), pursuant to a certain Share Purchase Agreement (the Share Purchase Agreement”), between the Company and the Ciao Shareholders dated April 6, 2005, the Company has requested that the C-1 Shareholders agree to amend the Agreement to allow the Common Shares received by the Ciao Shareholders in consideration of their Ciao Shares to join and be subject to the Agreement as if such Common Shares were Series C-1 Shares and the holders thereof were Series C-1 Shareholders. The C-1 Shareholders are willing to agree to such amendment and joinder, but only on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms shall be accorded the definitions assigned to them in the Agreement.

     Section 2. Amendments to the Registration Rights Agreement.

          2.1. The definition of Series C-1 Shareholders is replaced in its entirety as follows:

          “Series C-1 Shareholders” means those Shareholders who purchased the Company’s Series C-1 Convertible Participating Preferred Stock pursuant to the Purchase Agreement, and those Shareholders who were issued Common Shares as partial consideration for their sale to the Company of shares in Ciao AG, and continue to own Restricted Shares.

          2.2. The definition of Series C-1 Registrable Shares is replaced in its entirety as follows:

“Series C-1 Registrable Shares” means Restricted Shares that were converted into Common Shares from the Company’s Series C-1 Convertible Participating Preferred Stock or Common Shares issued by the Company in connection with a certain Share Purchase Agreement between the Company and the shareholders of Ciao AG, dated April 6, 2005.

     Section 3. Joinder. The Ciao Shareholders listed on the signature pages hereto each agree to join and become subject to the Agreement with respect of the Common Shares that they receive from the Company as consideration for the sale and conveyance to the Company of their Ciao Shares.

     Section 4. References to the Registration Rights Agreement. From and after the date hereof, all references in the Registration Rights Agreement shall be deemed to be references to Registration Rights Agreement after giving effect to this Amendment and Joinder.

     Section 5. No Other Amendments. Except as expressly set forth herein, the Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed (i) to be a waiver, amendment, modification or other change of any term, condition or provision of the Agreement (or a consent to any such waiver, amendment, modification or other change), (ii) to be a consent to any transaction, (iii) to prejudice any right or rights which the Shareholders may have under the Agreement, or (iv) to entitle the Company to a waiver, amendment, modification or other change of any term, condition or provision of the Agreement (or a consent to any such waiver, amendment, modification or other change), or to a consent, in the future in similar or different circumstances.

     Section 6. Further Assurances. The parties hereto agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Company may at any time reasonably request in connection with the administration and enforcement of this Amendment and Joinder.

     Section 7. Notices. All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment and Joinder shall be delivered in accordance with the notice provisions contained in the Agreement.

     Section 8. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment and Joinder.

     Section 9. Counterparts. This Amendment and Joinder may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     Section 10. Applicable Law. THIS AMEDNMENT AND JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAWS OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH

JURISDICTION’S CHOICE OF LAW OR CONFLICTS OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

***** SIGNATURE PAGES FOLLOW *****

GREENFIELD ONLINE, INC.

By	/s/ Jonathan A. Flatow

Jonathan A. Flatow
Secretary

          The foregoing Amendment and Joinder is hereby executed as of the date first above written.

INSIGHT CAPTIAL PARTNERS
III, L.P.

INSIGHT CAPTIAL PARTNERS III,	By: Insight Venture Associates, III,
L.P.	LLC, its general partner
680 5th Ave
10th Floor
New York, New York 10019
Attention: Jeffrey Horing	By	/s/ Jeffrey Horing

Tel: (212) 821-6325	Jeffrey Horing, Its Managing
Fax: (212) 821-6333	Member

O’MELVENY & MYERS LLP
30 Rockefeller Plaza
New York, New York 10112
Telephone: 212-408-2443
Facsimile: 212-408-2420
Attn: Ilan S. Nissan, Esq.

Social Security Number or Federal
Tax Identification Number: _______

          The foregoing Amendment and Joinder is hereby executed as of the date first above written.

INSIGHT CAPTIAL PARTNERS
III, (CAMAN) L.P.

By: Insight Venture Associates, III,
INSIGHT CAPTIAL PARTNERS III,	LLC, its general partner
(CAMAN) L.P.
680 5th Ave
10th Floor
New York, New York 10019	By	/s/ Jeffrey Horing

Attention: Jeffrey Horing	Jeffrey Horing, Its Managing
Tel: (212) 821-6325	Member
Fax: (212) 821-6333

O’MELVENY & MYERS LLP
30 Rockefeller Plaza
New York, New York 10112
Telephone: 212-408-2443
Facsimile: 212-408-2420
Attn: Ilan S. Nissan, Esq.

Social Security Number or Federal
Tax Identification Number: _______

          The foregoing Amendment and Joinder is hereby executed as of the date first above written.

INSIGHT CAPTIAL PARTNERS III,
(CO-INVESTORS) L.P.

By: Insight Venture Associates, III,
INSIGHT CAPTIAL PARTNERS III,	LLC, its general partner
(CO-INVESTORS) L.P.
680 5th Ave
10th Floor
New York, New York 10019	By	/s/ Jeffrey Horing

Attention: Jeffrey Horing	Jeffrey Horing, Its Managing
Tel: (212) 821-6325	Member
Fax: (212) 821-6333

O’MELVENY & MYERS LLP
30 Rockefeller Plaza
New York, New York 10112
Telephone: 212-408-2443
Facsimile: 212-408-2420
Attn: Ilan S. Nissan, Esq.

Social Security Number or Federal
Tax Identification Number: _______

          The foregoing Amendment and Joinder is hereby executed as of the date first above written.

UBS CAPITAL II LLC

	By	/s/ Lawrence R. Handen

UBS Capital II LLC		Lawrence R. Handen, Partner
299 park Avenue	By	/s/ Mark Greene
34th Floor		Mark Greene, Partner
New York, New York 10171
Attention: Lawrence R. Handen
Tel: (212) 821-6325
Fax: (212) 821-6333

with copies to:
Kaye, Scholer LLP
425 Park Avenue
New York, New York 10022
Attention:Mark S. Kingsley
Tel: (212) 836-7092
Fax: (212) 836-8689

Social Security Number or Federal Tax
Identification Number: _______

          The foregoing Amendment and Joinder is hereby executed as of the date first above written.

GOL, L.L.C.
c/o Mesco Ltd.
470 Main Street
Suite 315	By

Ridgefield, CT 06877	Joel R. Mesznik
Attention: Joel Mesznik
Tel: (203) 438-3939
Fax: (203) 438-4242

with copies to:
Preston Gates & Ellis LLP
701 Fifth Avenue
Suite 5000
Seattle, WA 98104
Attention: Robert Jaffe, Esq.
Tel: (206) 623-7580
Fax: (206) 623-7022
Social Security Number or Federal
Tax Identification Number: _______

          The foregoing Amendment and Joinder is hereby executed as of the date first above written.

Burton J. Manning
655 Park Avenue, #8E
New York, NY 10021	By

Tel: (212) 517-3337	Burton J. Manning
Fax: (212) 517-5338

Social Security Number or Federal
Tax Identification Number: _______

          The foregoing Amendment and Joinder is hereby executed as of the date first above written.

JOEL R. MESZNIK
c/o Mesco Ltd.	By

470 Main Street	Joel R. Mesznik
Suite 315
Ridgefield, CT 06877
Attention: Joel Mesznik
Tel: (203) 438-3939
Fax: (203) 438-4242

with copies to:
Preston Gates & Ellis LLP
701 Fifth Avenue
Suite 5000
Seattle, WA 98104
Attention: Robert Jaffe, Esq.
Tel: (206) 623-7580
Fax: (206) 623-7022

Social Security Number or Federal
Tax Identification Number: _______

Agreed and acknowledged this 6th day of April 2005:

CIAO SHAREHOLDER:		CIAO SHAREHOLDER:

/s/ Marcus Frederick Paul		/s/ i.v. Peter Nussbaum
Marcus Frederick Paul		Maximilian Ulrich Cartellieri

CIAO SHAREHOLDER:		CIAO SHAREHOLDER:
Burda Digital Ventures GmbH		Paarl Ventures GmbH

By	/s/ i.v. Peter Nussbaum	By	/s/ i.v. Peter Nussbaum

Its		Its

CIAO SHAREHOLDER:		CIAO SHAREHOLDER:
Apax Europe IV A LP		Index Ventures I (Jersey)

By	/s/ i.v. Peter Nussbaum	By	/s/ i.v. Peter Nussbaum

Its		Its

CIAO SHAREHOLDER:		CIAO SHAREHOLDER:

/s/ i.v. Peter Nussbaum		/s/ i.v. Peter Nussbaum
Nicolas Metzke		Gunnar Piening

CIAO SHAREHOLDER:		CIAO SHAREHOLDER:

/s/ i.v. Peter Nussbaum		/s/ i.v. Peter Nussbaum
Irmgard Böhm		Caroline Beate Cartellieri

CIAO SHAREHOLDER:		CIAO SHAREHOLDER:
Index Ventures I (Delaware) L. P., Delaware		Index Ventures I Parallel Entrepreneur Fund
		(Jersey)	, L. P., Jersey

By	/s/ i.v. Peter Nussbaum	By	/s/ i.v. Peter Nussbaum

Its		Its

CIAO SHAREHOLDER:		CIAO SHAREHOLDER:
Index Ventures I GmbH & Co. KG, München		Index Venture Management SA, Genf

By	/s/ i.v. Peter Nussbaum	By	/s/ i.v. Peter Nussbaum

Its		Its

CIAO SHAREHOLDER:	CIAO SHAREHOLDER:

/s/ i.v. Peter Nussbaum	/s/ i.v. Peter Nussbaum
Florentin Kesel	Harald Einsmann

CIAO SHAREHOLDER:	CIAO SHAREHOLDER:

/s/ i.v. Peter Nussbaum	/s/ i.v. Peter Nussbaum
Hans Piening	Margit Piening

CIAO SHAREHOLDER:	CIAO SHAREHOLDERS’ REPRESENTATIVE:

/s/ Peter Nussbaum	/s/ Peter Nussbaum
Dr. Peter Nussbaum	Dr. Peter Nussbaum